THE PROVIDENCE SERVICE CORPORATION

INVESTOR PRESENTATION

September 2020

NASDAQ: PRSC



DRIVING TRANSFORMATIONAL GROWTH IN THE NON-EMERGENCY MEDICAL TRANSPORTATION ("NEMT") INDUSTRY

FORWARD LOOKING STATEMENTS

Certain statements contained in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are frequently identified by the use of terms such as "may," "will," "should," "expect," "believe," "estimate," "intend," and similar words indicating possible future expectations, events or actions. Such forward-looking statements are based on current expectations, assumptions, estimates and projections about our business and our industry, and are not guarantees of our future performance. These statements are subject to a number of known and unknown risks, uncertainties and other factors, many of which are beyond our ability to control or predict, which may cause actual events to be materially different from those expressed or implied herein, including but not limited to: the early termination or non-renewal of contracts; our ability to successfully respond to governmental requests for proposal; our ability to fulfill our contractual obligations; our ability to identify and successfully complete and integrate acquisitions; our ability to identify and realize the benefits of strategic initiatives; the loss of any of the significant payors from whom we generate a significant amount of our revenue; our ability to accurately estimate the cost of performing under certain capitated contracts; our ability to match the timing of the costs of new contracts with its related revenue; the outcome of pending or future litigation; our ability to attract and retain senior management and other qualified employees; our ability to successfully complete recent divestitures or business termination; the accuracy of representations and warranties and strength of related indemnities provided to us in acquisitions or claims made against us for representations and warranties and related indemnities in our dispositions; our ability to effectively compete in the marketplace; inadequacies in or security breaches of our information technology systems, including our ability to protect private data; the impact of COVID-19 on us (including: the duration and scope of the pandemic; governmental, business and individuals' actions taken in response to the pandemic; economic activity and actions taken in response; the effect on our clients and client demand for our services; and the ability of our clients to pay for our services); seasonal fluctuations in our operations; impairment of long-lived assets; the adequacy of our insurance coverage for automobile, general liability, professional liability and workers' compensation; damage to our reputation by inaccurate, misleading or negative media coverage; our ability to comply with government healthcare and other regulations; changes in budgetary priorities of government entities that fund our services; failure to adequately comply with patient and service user information regulations; possible actions under Medicare and Medicaid programs for false claims or recoupment of funds for noncompliance; changes in the regulatory landscape applicable to Matrix; changes to our estimated income tax liability from audits or otherwise; our ability to meet restrictive covenants in our credit agreement; restrictions in the terms of our preferred stock; the costs of complying with public company reporting obligations; and the accuracy of our accounting estimates and assumptions. The Company has provided additional information in our annual report on Form 10-K and subsequent filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward- looking statements contained in this release, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Information

In addition to the financial results prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), this presentation includes EBITDA and Adjusted EBITDA for the Company and its segments, as well as Adjusted Net Income and Adjusted EPS, which are performance measures that are not recognized under GAAP. EBITDA is defined as income (loss) from continuing operations, net of taxes, before: (1) interest expense, net, (2) provision (benefit) for income taxes and (3) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA before certain items, including (as applicable): (1) restructuring and related charges, including costs related to our corporate reorganization, (2) equity in net (gain) loss of investee, (3) certain litigation related expenses, settlement income or other negotiated settlements relating to certain matters from prior periods, (4) certain transaction and related costs, and (5) COVID-19 related costs. Adjusted Net Income is defined as income from continuing operations, net of taxes, before certain items, including (1) restructuring and related charges, (2) equity in net (gain) loss of investee, (3) certain litigation related expenses, settlement income or other negotiated settlements relating to certain matters from prior periods, (4) intangible asset amortization, (5) certain transaction and related costs, (6) COVID-19 related costs, (7) tax impacts from the Coronavirus Aid, Relief, and Economic Security Act (the "CARES Act") and (8) the income tax impact of such adjustments. Adjusted EPS is calculated as Adjusted Net Income less (as applicable): (1) dividends on convertible preferred stock and (2) adjusted net income allocated to participating stockholders, divided by the diluted weighted-average number of common shares outstanding as calculated for Adjusted Net Income. Our non-GAAP performance measures exclude certain expenses and amounts that are not driven by our core operating results and may be one time in nature. Excluding these expenses makes comparisons with prior periods as well as to other companies in our industry more meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing operations of our business. We consider our core operations to be the ongoing activities to provide services from which we earn revenue, including direct operating costs and indirect costs to support these activities. In addition, our net gain or loss in equity investee is excluded from these measures, as we do not have the ability to manage the venture, allocate resources within the venture, or directly control its operations or performance. Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies, and exclude expenses that may have a material impact on our reported financial results. The presentation of non-GAAP financial information is not meant to be considered in isolation from or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not to rely on any single financial measure to evaluate our business.

WHO IS THE PROVIDENCE SERVICE CORPORATION?

- We are the **largest non-emergency medical transportation ("NEMT") provider** in the United States through our fully-owned subsidiary, LogistiCare®.
- Our solutions address a critical **social determinant of health**: transportation of patients to and from point of care.
- We are an **asset-light, technology-enabled healthcare logistics** company serving healthcare's most vulnerable populations.
- We hold a minority equity investment in Matrix Medical Network™.

Headquarters	**Atlanta / Denver**
Year Formed	**1996**
Employees	**~3,800**
Exchange/Ticker	**NASDAQ/PRSC**
Recent Price (9/3/20)	**$90.54**
Shares Out. (9/3/20)[1]	**~14 mm**
Market Cap. (9/3/20)	**~$1,268 mm**
Total Cash (6/30/20)	**~$42 mm**
Total Debt (6/30/20)	**$0 mm**
Enterprise Value[2] (9/3/20)	**~$1,226 mm**
Revenue (2019)[3]	**~$1,700 mm**

68 mm Trips per Year[3]

6,600+ Transportation Providers

26 mm Lives Managed[3]

[1] *Reflects conversion of all Series A Preferred stock.*

[2] *The Enterprise Value is based on the Recent Price, Market Cap, and Net Cash amount as of the dates provided herein and does not represent the Enterprise Value as of the date of this presentation.*

[3] *Pro forma for the National MedTrans acquisition.*

LOGISTICARE 2019 REVENUE BREAKDOWN[1]

By Funding Source


92%
8%
Medicaid
Medicare Advantage

Stable non-cyclical ***Medicaid*** *business plus significant* ***Medicare Advantage (“MA”) growth*** *opportunity (MA enrollment increases and NEMT benefit expansion)*

By Contract Type


85%
15%
Capitated
Other

Capitated contracts drive predictability through per member per month ***recurring revenue***

By Payor Type


51%
49%
MCOs
State Medicaid Agencies

Managed Care Organization (“MCO”) contracts tend to be annual evergreen, while State contracts renew every 3 to 5 years

[1] *Not pro forma for the National MedTrans acquisition.*

INVESTMENT HIGHLIGHTS

- Strong Competitive Advantages Developed over 20+ Years
- New Leadership with a Track Record of Operational Excellence
- Launched Six-Pillar Strategy to Drive Transformational Growth
- Clear Market Leader in Expanding NEMT Industry with Adjacent Opportunities
- Creating Value through Smart Capital Allocation
- Attractive Financial Profile Driven by Asset-Light, Recurring Revenue Business Model
- Potential to Unlock Value from Matrix Equity Investment

NEW LEADERSHIP WITH A TRACK RECORD OF OPERATIONAL EXCELLENCE



DANIEL E. GREENLEAF
PRESIDENT & CEO

bioscrip, CORAM, HomeSolutions, APRIA

December 2019



KEVIN DOTTS
CHIEF FINANCIAL OFFICER

fusion connect, INAP, Culligan, EarthLink, GE

August 2018



KENNETH WILSON
CHIEF OPERATING OFFICER

Hanger, sodexo, CardinalHealth, Baxter

May 2020



KATHRYN STALMACK
SVP, GENERAL COUNSEL

bioscrip, POLSINELLI

August 2019



WALT MEFFERT
CHIEF INFORMATION OFFICER

Hanger, CORAM, VersantHealth, APRIA

January 2020



JOHN MCMAHON
CHIEF ACCOUNTING OFFICER

option care health, bioscrip, HESKA, Advanced Energy

August 2020



LAUREL EMORY
SVP, HUMAN RESOURCES

CORAM, MEDICAL TEAMS INTERNATIONAL

February 2020



JODY KEPLER
CHIEF COMPLIANCE OFFICER

bioscrip, CORAM

March 2020

LAUNCHED SIX-PILLAR STRATEGY TO DRIVE TRANSFORMATIONAL GROWTH

LOGISTICARE STRATEGY

RIGHT PEOPLE IN THE RIGHT SEATS

Ensuring each person is in the role that best fits their skills and capabilities

VOICE OF THE CUSTOMER

Creating a best-in-class experience for our customers and members

TRANSFORMATIONAL GROWTH

Growing beyond being the largest NEMT provider into a durable healthcare transportation company

SINGLE REPEATABLE MODEL

Standardizing and being more customer-centric across each contact center

ENHANCED TECHNOLOGY PLATFORM

Rollout of in-demand product that brings the best capabilities of LogistiCare Technology Platform

REBRANDING

Defining our company's mission, vision, and values and tying them to our external and internal brand

COMPANY CORE VALUES AND INITIATIVES

CLEAR MARKET LEADER IN THE U.S. NEMT INDUSTRY

- LogistiCare is more than three times larger than the #2 player
- Nationwide presence
- Scale matters
  - Ability to invest in technology and innovation to enhance customer experience
  - Transportation provider network efficiencies
  - Recruitment of top talent

Estimated U.S. NEMT Market Share[1]


LogistiCare
~40%
MTM
~11%
$4.3 B
~5%
SOUTHEASTRANS
~4%
veyo
~40%
Other /
Fragmented

[1] *Pro forma for the National MedTrans acquisition.*

LARGE AND GROWING ADDRESSABLE MARKET


$14.0B
$8.0B
$4.3B
$1.7B

Add **~$6B for Adjacent Market Opportunities** (e.g., Workers Comp, VA, Food Delivery, Retirees)

Add **~$4B for Medicare Advantage Growth** (potential benefit expansion and enrollment increases over the next decade)

Existing U.S. NEMT Market (est.)

LogistiCare (2019 revenue)[1]

Multiple levers for growth in core NEMT market and adjacencies

[1] *Pro forma for the National MedTrans acquisition.*

INDUSTRY GROWTH DRIVERS

- Medicaid enrollment increasing an estimated **7-10%** near term
- Medicare Advantage-eligible beneficiaries expected to increase from 59mm to **80mm** by 2030
- **Rapidly aging population**
- Increased emphasis on **social determinants of health**
- Focus on **value-based care** and outcomes that drive lower comprehensive cost of health care

COMPANY GROWTH LEVERS

- Deliver on Organic Growth Pillars
- Expand Addressable Market
- Evaluate Strategic Acquisitions

CREATING VALUE THROUGH SMART CAPITAL ALLOCATION

Net cash at 12/31/19: **~$61 mm**

March 2020

Accretive

Share Buyback Authorization

Total stock repurchased:

~$10 mm

($52.06 per share avg.)

May 2020

Accretive

Acquisition of National MedTrans

Purchase price:

~$80 mm

June 2020

Accretive

Conversion of Series A Preferred

First tranche[1] conversion:

~$80 mm

Net cash at 6/30/20: **~$42 mm**

[1] *After 6/30/20, the Company converted all remaining Series A Preferred stock.*

NATIONAL MEDTRANS – STRATEGIC RATIONALE

- **Financially Compelling**
  - Purchase price: **~$80 million** all cash
  - Gross margin profile in line with LogistiCare's
  - Annual revenue of **>$200 million**
  - **~85%** capitated (recurring in nature)
  - **Accretive** to earnings

- **Strategically Compelling**
  - Deepens national presence, solidifies our **#1 position** in the industry
  - Establishes **long-term partnership** with key payor
  - Brings approximately **2 million** members to the LogistiCare platform
  - Adds **~$50 million** of annual Medicare Advantage revenue
  - Leverages LogistiCare's **scale** – acquiring ongoing contractual relationships

COVID-19 RESPONSE

- Our top priority is protecting the **health and safety** of teammates, transportation partners and members
- We have **innovated our services** to meet evolving needs during the pandemic
  - Providing members with access to food
  - Transport of healthcare professionals
- We are **supporting our transportation providers**
  - Financial assistance program
  - Waivers on timely filing
- We are **well positioned to withstand the storm**
  - Essential services
  - Risk mitigation program in place
  - Short-term benefit from lower member utilization – capitated contracts
  - Increase in Medicaid enrollment



ATTRACTIVE FINANCIAL PROFILE

Asset Light
- Low capex
- High conversion to cash

+

Recurring Revenues
- Capitated contracts
- ~85% of total revenue

=

Strong, Consistent Cash Flow Potential

Annual Operating Cash Flow ($ mm)



$41.8
$55.0
$7.9
$60.9
2016
2017
2018
2019

Maintenance capex averages approximately 1% of revenues

YTD Operating Cash Flow ($ mm)



$23.1
$147.2
1H'19
1H'20

1H'20 benefitted from Six-Pillar operational improvements, lower utilization under capitated contracts and $65.9 mm in favorable working capital changes

ATTRACTIVE FINANCIAL PROFILE (CONTINUED)

Annual Revenue ($ mm)



$1,318.2
$1,385.0
$1,509.9
2017
2018
2019

YTD Revenue ($ mm)



$731.7
$649.5
1H'19
1H'20

1H'20 impacted by lower trip volume due to COVID-19 and by a revenue offset on certain profit corridor contracts

Annual Adjusted EBITDA[1] ($ mm)



$59.5
$72.8
$51.2
2017
2018
2019

YTD Adjusted EBITDA[1] ($ mm)



$18.0
$72.4
1H'19
1H'20

1H'20 benefitted from Six-Pillar operational improvements plus lower utilization under capitated contracts

[1] *See appendix for a reconciliation of non-GAAP financial measures.*

ATTRACTIVE FINANCIAL PROFILE (CONTINUED)

- **Strong balance sheet** (~$42 mm net cash)
- **Leverageable capital structure**
  - No debt
  - Revolving credit facility capacity of $225 mm
- **Capital allocation priorities**
  - Invest in people, technology and automation to enhance member experience and bolster organic growth
  - Opportunistic M&A
- **Additional liquidation opportunity – Matrix equity investment**

POTENTIAL TO UNLOCK VALUE FROM MATRIX

- We own a **43.6%** minority stake in Matrix Medical Network
- Matrix represents **additional "hidden" value** not reflected in Providence's reported adjusted EBITDA
- Recent developments reflected in Matrix's Q2'20 results:
  - launched a **new employee health and wellness product** developed for companies maintaining critical operations during COVID-19
  - implemented a **new telehealth alternative** for its core business

$285 mm
Net Debt
6/30/20

$59 mm
LTM 6/30/20
Adj. EBITDA[1]

$132 mm
Book Value
6/30/20

Matrix
Medical Network

Q2 Adjusted EBITDA[1] ($ mm)



$13.7
$32.6
Q2'19
Q2'20

Matrix provides a broad array of assessment and care management services that improve health outcomes for individuals and financial performance for health plans. Matrix's national network of community-based clinicians delivers in-home and on-site services while its fleet of mobile health clinics provide community-based care with advanced diagnostic capabilities. These solutions combined with Matrix's advanced engagement approach, help health plans manage risks, close care gaps and connect members to care.

[1] *See appendix for a reconciliation of non-GAAP financial measures.*

LONG-TERM FINANCIAL OBJECTIVES IN NORMALIZED POST COVID-19 ENVIRONMENT

Mid-single digit organic revenue growth

- Medicaid enrollment growth
- MA growth
- Market share gains
- Adjacent market opportunities
- Upside through opportunistic acquisitions

Adjusted EBITDA margin of 7-10%

- Improved efficiency through technology enhancements
- Single repeatable model
- Call center optimization

APPENDIX

INTEGRATED TECHNOLOGY SOLUTION

Leverage the strengths of our technology platforms to create best-in-class integrated solution driving improved member experience and differentiation

RIDE RELATED
Member Notifications
Driver App
Rider App
GPS Events
Workflow Exception Management

RESERVATION
Eligibility Management
Reservations
Trip Assignment

POST-RIDE
Encounters
Claims
Reporting

Provider / Member

Front-End Experience Platform
CIRCULATION

Back-End Reservation and Transaction Platform
LogistiCare

ADJUSTED EBITDA RECONCILIATION
(CONTINUING OPERATIONS)

$Millions	FYE 2017	FYE 2018	FYE 2019	First Half 2019	First Half 2020
Revenue	$ 1,318.2	$ 1,385.0	$ 1,509.9	$ 731.7	$ 649.5
Income from Cont Ops	51.1	18.2	(5.0)	(2.1)	53.6
Interest Expense, Net	1.2	1.8	0.9	0.6	1.7
Income Tax Provision	4.0	4.7	(0.6)	(1.2)	5.4
Depreciation and Amortization	13.6	15.8	16.8	8.8	9.9
EBITDA	**$ 69.9**	**$ 40.5**	**$ 12.1**	**$ 6.2**	**$ 70.7**
COVID-19 related costs	-	-	-	-	0.2
Asset Impairment	-	14.2	-	-	-
Transaction Expense	-	7.2	2.7	4.3	1.1
Restructuring and Related Expense	8.0	11.5	6.7	4.5	2.3
Equity in Net Loss/(Gain) of Investee	(13.4)	6.2	29.7	3.0	(1.9)
(Gain) on Remeasure of Cost Method Investment	-	(6.6)	-	-	-
Litigation (Income)/Expense, net	(5.0)	(0.2)	-	0.0	-
Adjusted EBITDA	**$ 59.5**	**$ 72.8**	**$ 51.2**	**$ 18.0**	**$ 72.4**

ADJUSTED EBITDA RECONCILIATION
(MATRIX)

$Millions	FYE 2019	LTM 6/30/20	First Half 2019	First Half 2020	Q2 2019	Q2 2020
Revenue	$ 275.4	$ 288.2	$ 139.1	$ 152.0	$ 72.2	$ 90.7
Net (Loss) Income	(69.4)	(58.7)	(8.1)	2.5	(3.7)	8.9
Interest Expense, Net	24.9	22.8	12.8	10.7	6.4	5.0
Income Tax (Benefit) Provision	(16.5)	(13.7)	(2.5)	0.3	(1.2)	1.4
Depreciation and Amortization	43.7	40.9	22.5	19.7	11.3	9.7
EBITDA	**$ (17.3)**	**$ (8.6)**	**$ 24.6**	**$ 33.3**	**$ 12.8**	**$ 25.0**
COVID-19 related costs	-	5.1	-	5.1	-	4.9
Management fee	2.2	2.6	1.3	1.7	0.6	1.2
Transaction costs	0.7	2.1	0.3	1.8	0.3	1.4
Severence expense	1.9	2.8	-	0.9	-	0.1
Integration costs	1.5	-	1.5	-	-	-
Asset Impairment	55.1	55.1	-	-	-	-
Adjusted EBITDA	**$ 44.0**	**$ 59.1**	**$ 27.7**	**$ 42.7**	**$ 13.7**	**$ 32.6**

The results of our equity method investment are excluded from the calculation of Providence's Adjusted EBITDA and Adjusted Net Income.

IR CONTACT

The Equity Group

Kalle Ahl, CFA

(212) 836-9614

kahl@equityny.com